                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Solicitin Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Polydex Pharmaceuticals Limited
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

TO OUR MEMBERS:

         The 1996 Annual General Meeting of Members will be held at 1:00 p.m., local time, on Friday, September 27, 1996, at the offices of the Company, c/o Higgs & Johnson, Sandringham House, 83 Shirley Street, Nassau, Bahamas. At the Annual General Meeting, Members will elect directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the 1999 Annual Meeting or until their successors are elected. In addition, the Members will authorize the Board of Directors to appoint either Ernst & Young LLP or Arthur Andersen LLP as the Company's new independent accountants. Management will also report on fiscal year 1996 results. We urge you to attend the meeting and to vote for these proposals. These matters are described in more detail in the attached Proxy Statement, which we urge you to read carefully.

         The formal notice of the Annual Meeting and the Proxy Statement containing information relative to the meeting follow this letter.

         Please sign and return the enclosed proxy card whether or not you plan to attend the meeting to assure your shares will be voted. If you do attend the meeting, and the Board of Directors joins me in hoping you will, there will be an opportunity to revoke your proxy and to vote in person if you prefer.

                                               Sincerely,

                                               George G. Usher
                                               President

August 26, 1996

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

                   NOTICE OF ANNUAL GENERAL MEETING OF MEMBERS

                                 August 26, 1996

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of the Members of Polydex Pharmaceuticals Limited (the "Company") will be held at the offices of the Company, c/o Higgs & Johnson, Sandringham House, 83 Shirley Street, Nassau, Bahamas, on Friday, September 27, 1996, at 1:00 p.m., local time, for the following purposes:

1. To elect Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the 1999 Annual General Meeting of Members or until their successors are elected;

2. To authorize the Board of Directors to appoint either Ernst & Young LLP or Arthur Andersen LLP as the new independent accountant of the Company for fiscal year ended January 31, 1997 and to fix their remuneration; and

3. To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on August 21, 1996, as the Record Date of determining the Members entitled to notice of the meeting and to vote. The Company's Annual Report to Members for the year ended January 31, 1996, is being mailed to Members with the Proxy Statement. The Proxy Statement accompanies this notice.

BY ORDER OF THE
BOARD OF DIRECTORS



                                               SHARON WARDLAW
                                               Secretary

August 26, 1996





         Please sign and return the enclosed Proxy in the envelope provided for that purpose, whether or not you expect to be present at the Annual General Meeting. If you attend the Annual General Meeting, you may revoke your Proxy in accordance with the methods described in the Proxy Statement under the heading "The Proxy and Solicitation" and vote your shares in person.

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

                                 PROXY STATEMENT
                   Annual General Meeting, September 27, 1996

THE PROXY AND                 This Proxy Statement is first being mailed on or
SOLICITATION                  about August 26, 1996, to the  Members of Polydex
                              Pharmaceuticals Limited (the "Company") in
connection with the solicitation by the Board of Directors for the Annual General Meeting of the Members ("Annual Meeting") to be held at 1:00 p.m., local time, on Friday, September 27, 1996 at the Company's Bahamian offices, c/o Higgs & Johnson, Sandringham House, 83 Shirley Street, Nassau, Bahamas.

     Although the Company believes that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company. All dollar amounts in this proxy statement are stated in U.S. dollars unless otherwise indicated.

     All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the Members giving such proxies. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT AND IN FAVOR OF AUTHORIZING THE BOARD OF DIRECTORS TO ELECT A NEW INDEPENDENT ACCOUNTANT. The proxies solicited hereby also confer discretionary authority to vote with respect to any matters which the Board of Directors does not currently know are to be presented at the meeting.

     The Company has no knowledge of any other matters to be presented for vote to the Members at the Annual Meeting. In the event other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgement on such matters.

     Proxies given by Members for use at the meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by law, a proxy may be revoked in any one of the following ways:

     (a) by signing a form of proxy bearing a later date and depositing it with the Secretary of the Company;

     (b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary or the Chairman of the meeting;

     (c) by attending the meeting in person and personally voting the shares represented by the proxy; or

     (d) by instrument in writing executed by the Member or by his attorney authorized in writing, or, if the Member is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such meeting on the day of the meeting, or adjournment thereof.

PURPOSES OF             The Annual Meeting has been called for the purposes of
ANNUAL MEETING          (1) electing Directors, (2) authorizing the Board of
                        Directors to appoint either Ernst & Young LLP or
                        Arthur Andersen LLP as the new independent accountant of the Company for fiscal year ended January 31, 1997 and to fix their remuneration and (3) transacting such other business as may properly come before the meeting.

VOTING OF               The Board of Directors has fixed the close of business
SECURITIES              on August 21, 1996, as the Record Date for determining
                        the Members entitled to notice of the meeting and to vote. A total of 28,142,182 Common Shares of a par value of U.S. $.00167 each (the "Common Shares") and 8,994,000 Series B Preferred Shares of a par value of $.00167 each (the "Series B Shares") were outstanding at the close of business on that date. Each Common Share and each Series B Share is entitled to one vote for any matter presented at the Annual Meeting for consideration and action by the Members. In addition, the Company has authorized 1,000,000 Series A Preferred Shares of a par value of U.S. $0.01 each (the "Series A Shares"), none of which are outstanding.

         For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted.

         The Board of Directors has no reason to believe that any of the Director nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any Director nominee or nominees, the Proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

OWNERSHIP OF            The security ownership of those persons owning
VOTING                  beneficially 5% or more of the Company's Class B
SECURITIES              Preferred Shares and the Company's Common Shares, and
                        of the Company's Directors, and all of its Executive
                        Officers and Director nominees, as of August 21, 1996, was:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

                         Name and Address of              Amount and Nature of                  Percent
Title of Class           Beneficial Owner                 Beneficial Ownership               of Class (8)
- - --------------           ---------------------            --------------------               ------------
Class B                  George Usher, President          5,994,000                                 66.7%
Preferred Shares         RR 1, Kettleby, Ontario
                         Canada, LOG LJ0

Class B                  T.C. Usher                       3,000,000                                 33.3%
Preferred Shares         Chairman and Director
                         P.O. Box N7525
                         Nassau, Bahamas

Common Shares,           Joseph Buchman                     917,351 (1)                              3.3%
$.00167 par value        Director
                         46 Belmont Drive West
                         Roslyn, NY 11577

Common Shares,           James Grandy                        20,000  (2)                               *
$.00167 par value        Director
                         920 Muskoka Avenue
                         Ottawa, Canada K2A 3H9

Common Shares,           Natu Patel                         113,900 (3)                                *
$.00167 par value        Director
                         9767 Sun Pointe Drive
                         Boynton Beach, FL 33437

                         Name and Address of              Amount and Nature of                  Percent
Title of Class           Beneficial Owner                 Beneficial Ownership               of Class (8)
- - --------------           ---------------------            --------------------               ------------
Common Shares,           George Usher                       863,342   (4)                            3.0%
$.00167 par value        Director
                         President
                         RR 1, Kettleby, Ontario
                         Canada, LOG LJ0

Common Shares,           Ruth L. Usher                    1,771,397   (5)                            6.2%
$.00167 par value        Director
                         P.O. Box N7525
                         Nassau, Bahamas

Common Shares,           T. C. Usher                      7,187,374   (6)                           24.1%
$.00167 par value        Chairman and Director
                         P.O. Box N7525
                         Nassau, Bahamas

Common Shares,           Sharon Wardlaw,                      2,400   (7)                             *
$.00167 par value        Secretary, Treasurer
                         5 Gondola Crescent
                         Scarborough, Ontario
                         Canada M1G 2J2
                         All Officers and Directors       9,104,367                                 30.3%
                         as a Group (7 persons)

- - ----------------------------------------------

*Less than one (1%) percent.

(1) Includes 503,977 shares owned directly by Joseph Buchman and 413,734 shares owned directly by Josette Buchman, his wife.

(2) Includes 20,000 shares under option to James Grandy subject to acquisition within sixty (60) days.

(3) Includes 3,900 shares owned by Natu Patel and 110,000 shares under option to Natu Patel subject to acquisition within sixty (60) days.

(4) Includes 227,713 shares owned directly by George Usher, 64,629 shares owned directly by his wife, Shelagh Usher, and 571,000 shares under option to George Usher, subject to acquisition by George Usher within sixty (60) days.

(5) Includes 1,271,397 shares owned directly by Ruth L. Usher, and 500,000 shares under option to Ruth L. Usher, which are subject to acquisition within sixty (60) days. Also included in share holdings of Thomas C. Usher, her husband. See Note 6 below.

(6) Includes 972,549 shares owned directly by Thomas C. Usher, 3,267,652 shares owned by companies controlled by Thomas C. Usher, 1,175,766 shares under option subject to acquisition by Thomas C. Usher within sixty (60) days, 1,271,397 shares owned directly by Ruth L. Usher, his wife, and 500,000 Common Shares under option subject to acquisition by Ruth L. Usher within sixty (60) days. Does not include shares owned by George Usher, his son, or by the family of George Usher.

(7) Includes 400 shares owned directly by Sharon Wardlaw and 2,000 shares under option to her, subject to acquisition within sixty (60) days.

(8) As of August 21, 1996, the Record Date, the Company had outstanding 8,994,000 Series B shares and 28,142,182 Common Shares (including 82,400 Common Shares held in treasury) and options exercisable within sixty (60) days to purchase an additional 2,840,766 Common Shares, for a total of 30,882,948 Common Shares.

BOARD OF                The following provides, as of August 21, 1996, the
DIRECTORS               Management nominees and directors whose terms of office
                        will continue after the Annual Meeting, the principal
occupation and employment, age, the year in which each became a director of the Company, and directorships in companies having securities registered pursuant to the Securities Exchange Act of 1934, as amended.

         The Board of Directors consists of seven directors divided into three classes, with two classes consisting of two directors each and one class consisting of three directors. No Director is compensated for serving on the board. At each Annual Meeting, one class of directors is elected for a three-year term to serve until their respective successors are duly elected and qualified.

                       NOMINEES FOR TERMS EXPIRING AT THE
                   ANNUAL MEETING IN 1999 (CLASS II DIRECTORS)
                   -------------------------------------------

         The following two persons, each of whom is currently serving as directors, have been nominated to serve as directors for a term expiring at the Annual Meeting in 1999:

                                                                                        Year First
                                                                                        Elected
        Director                                                          Age           Director
        --------                                                          ---           --------
NATU PATEL is the Vice President (Production)                             50            1987
of the Company, and the President of its
Chemdex, Inc. subsidiary, and has been employed
by the Company since 1972.  He is also a founder
of Novadex, Inc., a Florida based company which
performs research for the company.

RUTH L. USHER is the wife of Thomas C. Usher,                             82            1979
and has been retired for the past five years.


                        CONTINUING DIRECTORS WHOSE TERMS
           EXPIRE AT THE ANNUAL MEETING IN 1997 (CLASS III DIRECTORS)
           ----------------------------------------------------------

                                                                                        Year First
                                                                                        Elected
        Director                                                          Age           Director
        --------                                                          ---           --------
GEORGE USHER, the son of Thomas C. Usher, is the                          37            1988
President of the Company and of the Company's
Dextran Products, Ltd. subsidiary, and has been
employed by the Company since 1982.

THOMAS C. USHER has been the Chairman of the                              81            1979
Company since its incorporation.  He has served
as Chairman of Dextran Products Limited since its
incorporation in March, 1966 and of all of the
Company's other subsidiaries since their formation.
For over thirty years, Mr. Usher has been engaged
in the research and development of Dextran both in
the United States and Canada, and in the sale of
other patented drug products throughout the world.

                           CONTINUING DIRECTORS WHOSE
         TERMS EXPIRE AT THE ANNUAL MEETING IN 1998 (CLASS I DIRECTORS)
         --------------------------------------------------------------

                                                                                        Year First
                                                                                        Elected
        Director                                                          Age           Director
        --------                                                          ---           --------
JOSEPH BUCHMAN has been a branch manager and                               57           1983
a Certified Underwriter with the Metropolitan
Life Insurance Company, New York, since 1979.

JAMES GRANDY is Chairman of the Canadian                                   76           1983
Marconi Company, and was the President of
Reisman and Grandy Limited, advisers to
business and government, from 1975 to 1987.
He has served as a Deputy Minister for
Finance and for Consumer Affairs in the
Canadian federal government.

BOARD                   During the fiscal year ended January 31, 1996, there
MEETING                 were six meetings of the Company's Board of Directors.
AND                     With the exception of Buchman and Grandy, each director
COMMITTEES              attended at least 75% of the aggregate number of
                        meetings held by the Board  of Directors. The Company
does not have nor has it had any standing nominating, audit or compensation committees of the Board nor are there any committees which perform similar functions. Compensation decisions, including the granting of options, are made by Thomas C. Usher, Chairman, in his sole discretion, with the advice of his son, George Usher, the Company's President.

COMPENSATION            Shown below is information concerning the annual and
OF EXECUTIVE            long-term compensation for services in all capacities to
OFFICERS                the Company for the fiscal years ended January 31, 1996,
                        1995, and 1994 of those persons who were, at January 31,
1996 (i) the chief executive officer and (ii) the other executive officer of the Company who had total annual salary plus bonus that exceeded $100,000 for the year ended January 31, 1996 (the "Named Officers"). No other officer of the Company had total annual salary plus bonus that exceeded $100,000 for the year ended January 31, 1996.

                            SUMMARY COMPENSATION TABLE

                                                        ANNUAL
                                                     COMPENSATION
                                                     ------------

Name and
Principal Position                   Year            Salary           Bonus
- - ------------------                   ----            ------           -----
Thomas C. Usher                      1996            $120,000         none
  Chief Executive                    1995            $120,000         $50,000
  Officer                            1994            none             none

Natu Patel                           1996            $110,000         none
  Vice President                     1995            none             none
                                     1994            none             none

- - ----------------------




                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information with respect to the stock options granted to the Named Officers during the fiscal year ended January 31, 1996.

                                                                                                               Potential
                                                                                                               Realizable
                                                                                                               Value At
                                                                                                               Assumed
                            Number of                                                                          Annual Rates
                            Securities           Percent of Total                                              of Stock Price
                            Underlying           Options Granted to                                            Appreciation
                            Options              Employees in             Exercise          Expiration         ------------
Name                        Granted              Fiscal Year              Price (1)         Date                 5%     10%
- - ----                        ----------           -------------------      ---------         ------------       ------------
Thomas C. Usher             500,000                        50%               $1.00            6/30/2000          0         0

Natu Patel                  none                           ---                 ---                  ---                  ---


- - ----------------------

(1) The market price of the Company's common stock at 6/30/95, the date of the grant, was $0.53 per share.

    AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

         The following table sets forth, for each of the Named Officers, the exercise of options to purchase the Company's Common Shares during the fiscal year ended January 31, 1996, and the year-end value of unexercised options to purchase the Company's Common Shares held by the Named Officers at January 31, 1996.

                                                                    Number of Secu-
                                                                    rities Underlying
                                                                    Unexercised Op-         Value of
                             Shares                                 tions at Fiscal         Unexercised In-the-
                             Acquired on           Value            Year End; All           Money Options at
Name                         Exercise              Realized         Exercisable             Fiscal Year End (1)
- - ----                         ------------          --------         ------------------      -------------------
Thomas C. Usher              none                  none                 1,275,766                $551,156
Natu Patel                   none                  none                   110,000                 $58,300


- - ----------------------

(1) The market price of the Company's common stock at January 31, 1996 was $1.28 per share.


          On December 22, 1993, the Company entered into an employment agreement with Thomas C. Usher which provided for his employment as Chairman and Chief Executive Officer of the Company for a five year term commencing February 1, 1994 at an annual salary of $120,000 subject to CPI adjustments.

     SECTION 16(A)       Section 16(a) of the Securities Exchange Act of 1934,
     BENEFICIAL          as amended, requires the Company's Directors and
     OWNERSHIP           Officers and persons who beneficially own more than ten
     REPORTING           percent of the Company's Common Stock to file with the
     COMPLIANCE          Securities and  Exchange Commission ("SEC") initial
                         reports of ownership and reports of changes in
     ownership of Common Stock of the Company. Officers, Directors and greater-than-ten percent Members are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 31, 1996, all
     Section 16(a) filing requirements applicable to its officers and Directors were complied with in a timely manner.

     TRANSACTIONS       As of February 1, 1995, Thomas C. Usher was indebted to
     WITH THE           the Company in amount equal to $960,552. During the
     COMPANY            course of the fiscal year ended January 31, 1996, the
                        Company loaned an additional $362,299 to Mr. Usher.
     Interest on these loans to Mr. Usher accrued at 1-1/2% over Canadian prime, compounded monthly. In addition, he made payments during fiscal year ended January 31, 1996 of $427,684 on his outstanding debt to the Company. In May of 1995, Thomas Usher sold a patent to the company valued at $1,000,000. As payment for the patent, the Company discharged Mr. Usher's outstanding debt. As a result of these transactions, as of January 31, 1996, the Company was indebted to Thomas Usher in the amount of $89,891.

          As of February 1, 1995, Ruth L. Usher had an outstanding loan to the Company of $498,032. Ruth L. Usher received loan principal payments from the Company during the past fiscal year of $18,000. Interest accrues on this loan at the rate of 1-1/2% over the Canadian prime rate, compounded monthly, which amounted to $50,984 in interest charges on the loan during the past fiscal year. At January 31, 1996 there was a balance due from the Company to Ruth L. Usher of $531,016.

          George Usher was owed $18,552 by the Company as of January 31, 1995. This loan was paid in full during the last fiscal year.

          As of January 31, 1995, Novadex, Inc., a company controlled by Thomas
     C. Usher, owed the Company $469,839. Novadex has repaid $46,160 to the Company reducing the outstanding balance to $423,679 as of January 31, 1996. In addition to this non-interest bearing loan, Novadex, Inc. has an interest bearing loan with Dextran Products Limited, a subsidiary of the Company, totalling $324,367.00 as of January 31, 1995.

          The Company, through its subsidiary Dextran, has a royalty agreement with Novadex, Inc. pursuant to which Dextran pays to Novadex, Inc. forty cents ($0.40) for every litre of Iron Dextran produced (the "Royalty Agreement"). Novadex's loan bears interest at the rate of 1% over Canadian prime. During fiscal year ended January 31, 1996, interest charges on that loan totaled $25,051. In lieu of Dextran making royalty payments to Novadex pursuant to the Royalty Agreement during fiscal year ended January 31, 1996, Dextran reduced the principal amount owing from Novadex by the amount of the royalties due to Novadex, or by $58,607.00. As a result, at January 31, 1996, Novadex had an amount outstanding to Dextran of $290,811.

          From time to time, companies controlled by Thomas C. Usher make cash advances to Polydex and to its subsidiaries to cover current operating expenses. These advances are interest free to the Company. As of January 31, 1996, the Company owed $138,635.00 to Usher Insurance Company, a company controlled by Thomas C. Usher. The Company also owed $286,785.00 to Lincoln Underwriting, another company controlled by Thomas C. Usher.

     LEGAL              On May 23, 1996, FMMG, Inc. filed suit against Polydex
     PROCEEDINGS        Pharmaceuticals Limited in the United States District
                        Court for the Southern District of Florida seeking
     specific performance of an alleged option agreement between FMMG and Polydex, or in the alternative, unspecified money damages. Under the terms of the alleged option agreement, Polydex granted an option for the purchase of 160,000 shares of Novadex International, Inc. for an exercise price of $4.00 per share.

          In addition, on November 19, 1992, Dextran Products Limited (Dextran), a subsidiary of the Company, was named as one of several defendants in a suit filed by Joseph Valadares in the Ontario Court (General Division) seeking $2,900,000.00 (Canadian) plus interest and costs. The lawsuit stems from a 1989 broadcast of a documentary on the Canadian Broadcasting Corporation in which Dextran and others allegedly falsely accused the plaintiff of blocking Dextran's efforts to gain governmental approval for Dextran tablets as a treatment for Acquired Immune Deficiency Syndrome
     (AIDS).

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                          POLYDEX PHARMACEUTICALS LTD

Prepared by the Center for Research in Security Prices
Produced on 07/05/96 including data to 01/31/96

CRSP Total Returns Index for:     01/31/91       01/31/92       01/31/93       01/31/94       01/31/95       01/31/96
- - ----------------------------      --------       --------       --------       --------       --------       --------
POLYDEX PHARMACEUTICALS LTD        100.0          537.1          548.6          508.6          137.1          234.3
Nasdaq Stock Market (US & Foreign) 100.0          152.9          172.4          200.0          188.2          261.0
Nasdaq Pharmaceuticals Stocks      100.0          240.7          178.4          176.3          135.9          255.7
SIC 2830-2839 US & Foreign

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 01/31/91.


INDEPENDENT             Historically, KPMG (formerly KPMG Peat Marwick Thorne)
ACCOUNTANT              (the "Accountant") has been engaged as the principal
                        accountant to audit the Company's financial statements.
On March 7, 1996, the Company was advised by its Accountant that it would decline to stand for re-election after the completion of the current audit for the fiscal year ended January 31, 1996.

         The Company is currently in the process of selecting a new independent accountant to serve for fiscal year ended January 31, 1997. The Company has been actively engaged in discussions with the accounting firms of Ernst & Young LLP and Arthur Andersen LLP and expects its Board of Directors to appoint one of the firms some time after the Annual Meeting. Accordingly, Members are being asked to vote at the Annual Meeting to authorize the Board of Directors to engage either Ernst & Young LLP or Arthur Andersen LLP and to fix their remuneration.

         No report of the Accountant on the financial statements of the Company for either of the past two fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's past two fiscal years, or in the interim period from February 1, 1996 (the start of the Company's most recent fiscal year) through April 30, 1996 (the date of the report from the Accountant to the Company for its audit of the Company's fiscal year ended January 31, 1996) there were no reportable events as defined.

         Representatives of KPMG are not expected to be present at the annual meeting.

FINANCIAL               The Consolidated balance sheet, consolidated income
STATEMENT               statement and other financial statement together with
                        the notes thereto for the fiscal year ended January 31,
1996 are included in the Company's 1996 Annual Report which accompanies this Proxy Statement.

ANNUAL                  The Annual Report of the Company on Form 10-K for the
REPORT                  fiscal year ended January 31, 1996, which includes
                        financial statements for the Company for fiscal year
then ended, is available without charge upon request to Secretary, Polydex Pharmaceuticals Limited, 421 Comstock Road, Scarborough, Ontario, Canada M1L 2H5. Telephone requests may be directed to Sharon Wardlaw at (416) 755-2231.

1997                    The deadline for Members to submit proposals to be
MEMBER                  considered for inclusion in the Proxy Statement for the
PROPOSALS               1997 Annual Meeting of Members is expected to be May 27,
                        1997.  In the event, however, that the date of the 1997
Annual Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by the Company a reasonable time before the solicitation in connection with the meeting is made.

By Order of the
Board of Directors

                                               SHARON WARDLAW
                                               Secretary

August 26, 1996

PROXY

                       POLYDEX PHARMACEUTICALS LIMITED

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned member hereby appoints Thomas C. Usher and George Usher proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Polydex Pharmaceuticals Limited standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual General Meeting of Members of the Company to be held on September 27, 1996 or any adjournment thereof. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE AND TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT THE NEW INDEPENDENT ACCOUNTANTS. AS TO ANY OTHER MATTER OR IF ANY OF SAID NOMINEES IS NOT AVAILABLE FOR ELECTION, THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


- - --------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.    PLEASE MARK
                                                               YOUR VOTES AS
                                                               INDICATED IN /X/
                                                               THIS EXAMPLE

Item 1-ELECTION OF DIRECTORS            Nominees: Natu Patel and Ruth Usher

 FOR all       WITHHOLD
nominees       AUTHORITY
 listed        FOR ALL                  WITHHELD FOR: (Write that nominee's
                                        name in the space provided below.)
  / /            / /
                                        ----------------------------------------

Item 2-AUTHORIZE THE BOARD OF
       DIRECTORS TO APPOINT
       INDEPENDENT ACCOUNTANTS

       FOR    AGAINST  ABSTAIN
       / /      / /      / /


                                        Dated:                            , 1996
                                              ----------------------------

                                        ---------------------------------------
                                        Signature(s)


                                        ---------------------------------------
                                        Signature(s)

                                        Please date, sign as name appears
                                        hereon, and return promptly. Joint
                                        owners should each sign. When signing
                                        as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please give full title.
                                        Please note any changes in your address
                                        alongside the address as it appears in
                                        the proxy.

- - -------------------------------------------------------------------------------
                             FOLD AND DETACH HERE